                                                                   Exhibit 4.3

   [LOGO]                           [LOGO]                       [LOGO]
COMMON STOCK                                                SEE REVERSE FOR
                                                          CERTAIN DEFINITIONS
                                                           CUSIP 270921 10 2

                                Earthlink, Inc.

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

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THIS CERTIFIES THAT




IS THE OWNER OF
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 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF

--------------------------------Earthlink, Inc.--------------------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
    Witness the facsimile seal of the Corporation and the facsimile signatures of the duly authorized officers.

COUNTERSIGNED AND REGISTERED
    AMERICAN STOCK TRANSFER & TRUST COMPANY
                  TRANSFER AGENT AND REGISTRAR
By

                              AUTHORIZED SIGNATURE

Dated:

                                     [SEAL]

    /s/ Samuel R. DeSimone, Jr.                 /s/ Charles G. Betty

    SECRETARY                                   CHIEF EXECUTIVE OFFICER

                         EarthLink, Inc.

     The Corporation will furnish without charge to each stockholder who so requests, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



       TEN COM - as tenants in common               UNIF GIFT MIN ACT -         Custodian
       TEN ENT - as tenants by the entireties                           --------          ----------
       JT TEN  - as joint tenants with right of                          (Cust)             (Minor)
                 survivorship and not as tenants                         under Uniform Gifts to Minors
                 in common                                               Act
                                                                            --------------------------
                                                                                  (State)



       Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                         HEREBY SELL, ASSIGN AND TRANSFER
                   ------------------------

UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)

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--------------------------------------------------------------------------SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

                                                                       ATTORNEY
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TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH
FULL POWER OF SUBSTITUTION IN THE PREMISES

DATED
     -----------------------------------



                                         --------------------------------------
                                  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                          CORRESPOND WITH THE NAME AS WRITTEN
                                          UPON THE FACE OF THE CERTIFICATE IN
                                          EVERY PARTICULAR, WITHOUT
                                          ALTERATION OR ENLARGEMENT OR ANY
                                          CHANGE WHATEVER.


                                          -------------------------------------
                 SIGNATURE(S) GUARANTEED: THE SIGNATURE(S) SHOULD BE
                                          GUARANTEED BY AN ELIGIBLE GUARANTOR
                                          INSTITUTION (BANKS, STOCKBROKERS,
                                          SAVINGS AND LOAN ASSOCIATIONS AND
                                          CREDIT UNIONS WITH MEMBERSHIP IN AN
                                          APPROVED SIGNATURE GUARANTEE
                                          MEDALLION PROGRAM), PURSUANT TO
                                          S.E.C. RULE 17Ad-15.